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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated January 21, 2000 included in this Form 10-K into Three Rivers Bancorp, Inc.'s previously filed Registration Statements on Form S-8 (Registration No. 333-39166) and Form S-8 (Registration No. 333-39160.

Pittsburgh, Pennsylvania
March 15, 2001

                                                         /s/ Arthur Andersen LLP